                          MARTIN CURRIE BUSINESS TRUST

                          MCBT OPPORTUNISTIC EAFE FUND
                       MCBT GLOBAL EMERGING MARKETS FUND
                        MCBT JAPAN SMALL COMPANIES FUND

                                 ANNUAL REPORT

                                 APRIL 30, 2002

                              [MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
MANAGEMENT DISCUSSION AND ANALYSIS................    2

SCHEDULES OF INVESTMENTS

  MCBT Opportunistic EAFE Fund....................   11
  MCBT Global Emerging Markets Fund...............   17
  MCBT Japan Small Companies Fund.................   22

STATEMENTS OF ASSETS AND LIABILITIES..............   25

STATEMENTS OF OPERATIONS..........................   26

STATEMENTS OF CHANGES IN NET ASSETS...............   27

FINANCIAL HIGHLIGHTS..............................   28

NOTES TO FINANCIAL STATEMENTS.....................   31

REPORT OF INDEPENDENT ACCOUNTANTS.................   37

TRUSTEES AND OFFICERS.............................   38

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

OBJECTIVE       Capital appreciation through investment primarily in an
                international portfolio of equity securities other than
                securities of issuers located in the USA and Canada.

LAUNCH DATE     July 1, 1994

FUND SIZE       $118.6m

PERFORMANCE     Total return from May 1, 2001 through April 30,
                2002
                -  MCBT - Opportunistic EAFE (excluding all          -14.9%
                   transaction fees)
                -  The Morgan Stanley Capital International EAFE     -13.6%
                   Index

                Annualized total return from July 1, 1994 through April 30, 2002

                -  MCBT - Opportunistic EAFE (excluding all           +3.2%
                transaction fees)
                -  MCBT - Opportunistic EAFE (including all           +3.1%
                transaction fees)
                -  The Morgan Stanley Capital International EAFE      +2.9%
                Index
                The graph below represents the annualized total return of
                the portfolio including all transaction fees, versus the
                Morgan Stanley Capital International (MSCI) EAFE Index
                from July 1, 1994 to April 30, 2002.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT OPPORTUNISTIC EAFE  MSCI EAFE INDEX
7/1/94 (a)                  $10,000          $10,000
4/30/95                      $9,710          $10,500
4/30/96                     $11,283          $11,729
4/30/97                     $11,718          $11,666
4/30/98                     $14,451          $13,906
4/30/99                     $15,595          $15,270
4/30/00                     $18,974          $17,434
4/30/01                     $14,813          $14,636
4/30/02                     $12,600          $12,643

 (a)  Commencement of investment operations.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective
June 28, 2000. Past performance is not indicative of future performance.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

PORTFOLIO COMMENTS                                  Over the 12 months ended April 30, 2002 the
                                                    Opportunistic EAFE Fund fell by 14.9%. By
                                                    comparison, the MSCI EAFE Index (the Index) lost
                                                    13.6%.

                                                    The year proved extremely volatile. A rally from
                                                    April to June was followed by market weakness in
                                                    the period leading up to the tragic events of
                                                    September 11. In the immediate aftermath of the
                                                    terrorist attacks, the markets fell sharply. But
                                                    this was followed by a strong rally into 2002. For
                                                    the calendar year to date the Index is only
                                                    slightly positive.

                                                    Stock markets are being most affected by views on
                                                    the extent and duration of the economic downturn.
                                                    Various letters of the alphabet (V, U and W, for
                                                    example) have been used to describe the shape of
                                                    the downturn and recovery. But it has been the
                                                    swift action of the US government and Federal
                                                    Reserve in establishing an 'easy money'
                                                    environment, along with fiscal stimulus, which has
                                                    been key. This model has been copied worldwide.

                                                    Within the markets, the focus has been on the
                                                    health and wealth of the consumer, how long it
                                                    will take corporate earnings to recover and on the
                                                    future pattern of capital expenditure. Emerging
                                                    markets are one area which has outperformed. This
                                                    asset class has been identified as a cheap play on
                                                    recovery in the global economy and is seen to have
                                                    an improving corporate and political environment.

                                                    In terms of sectors, there has been a tremendous
                                                    amount of rotation. However, consistent
                                                    performance has been found in companies that offer
                                                    good growth in cash flow, low debt and good
                                                    management. These factors mean that there is the
                                                    potential for these companies to expand their
                                                    margins as the economy recovers.

                                                    OUTLOOK

                                                    As we anticipated in the interim report, we have
                                                    increased the fund's exposure to emerging markets
                                                    and to cyclical sectors. In particular, we have
                                                    favored materials and general industrials at the
                                                    expense of some of the more defensive sectors such
                                                    as consumer staples, healthcare and utilities.

                                                    Economic recovery appears likely to deliver a year
                                                    of expansion. But we expect a slower rate of
                                                    growth than in recent years. The speed of recovery
                                                    in corporate earnings will be critical - these are
                                                    currently under some pressure. We expect that the
                                                    recovery will be stronger than expected, although
                                                    we will have to wait until later in the year for
                                                    confirmation.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

INVESTMENT MANAGER PROFILE                          James Fairweather, a member of the committee that
                                                    has primary responsibility for the day-to-day
                                                    management of the Fund, spent three years with
                                                    Montague Loebl Stanley & Co as an institutional
                                                    sales and economics assistant. He moved into
                                                    Eurobond sales for 18 months with Kleinwort Benson
                                                    before joining Martin Currie in 1984. He has
                                                    worked in our Far East, North American and
                                                    continental European investment teams. Appointed a
                                                    director in 1987, James became head of our
                                                    continental European team in 1992. He was
                                                    appointed deputy chief investment officer in 1994
                                                    with overall responsibility for our investments in
                                                    emerging markets. James was promoted to chief
                                                    investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe            69%
Japan             15%
Pacific Basin      9%
Latin America      2%
Africa             1%
Other Net Assets   2%
ST Investment      2%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                           % OF NET ASSETS
                            EUROPE
                            GlaxoSmithKline                           (United Kingdom)                4.3%
                            BP                                        (United Kingdom)                3.5
                            Aventis                                   (France)                        3.2
                            Nestle                                    (Switzerland)                   3.2
                            Total Fina Elf                            (France)                        3.0
                            ENI                                       (Italy)                         2.3
                            ING Groep                                 (Netherlands)                   2.3
                            Allianz                                   (Germany)                       2.2
                            Vodafone Group                            (United Kingdom)                2.1
                            HSBC Holdings                             (United Kingdom)                2.0

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                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

OBJECTIVE       Capital appreciation through investment primarily in equity securities of issuers located in countries with emerging markets and developing economies.
LAUNCH DATE     February 14, 1997
FUND SIZE       $468.7m
PERFORMANCE     Total return from May 1, 2001 through April 30, 2002
                -MCBT - Global Emerging Markets Fund (excluding all transaction fees)    +14.0%
                - Morgan Stanley Capital International  - Emerging Markets Free Index    +10.3%
                Annualized total return from February 14, 1997 through April 30, 2002
                - MCBT - Global Emerging Markets Fund (excluding all transaction fees)    -3.7%
                - MCBT - Global Emerging Markets Fund (including all transaction fees)    -3.9%
                - Morgan Stanley Capital International - Emerging Markets Free Index      -5.4%
                (from March 1, 1997 through April 30, 2002)
                The graph below represents the annualized total return of the portfolio including all transaction fees, versus the Morgan Stanley Capital
                International (MSCI) Emerging Markets Free Index from March 1, 1997 through
                April 30, 2002.
                - MCBT - Global Emerging Markets Fund (excluding all transaction fees)    -3.7%
                - MCBT - Global Emerging Markets Fund (including all transaction fees)    -3.9%
                - Morgan Stanley Capital International - Emerging Markets Free Index      -5.4%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT EMERGING MARKETS FUND  MSCI EMERGING MARKETS FREE INDEX
3/1/97 (a)                     $10,000                           $10,000
4/30/97                         $9,850                            $9,750
4/30/98                         $9,041                            $8,337
4/30/99                         $8,114                            $7,487
4/30/00                        $10,142                            $9,142
4/30/01                         $7,065                            $6,790
4/30/02                         $8,056                            $7,491

 (a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance is shown from March 1, 1997.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective
October 1, 1998. Past performance is not indicative of future performance.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

PORTFOLIO COMMENTS                                  While the MSCI Emerging Markets Free Index gained
                                                    10.3%, the Fund gained 14.0% during the 12 months
                                                    ended April 30, 2002. These figures mask the
                                                    significant volatility during the year. Up to
                                                    September 2001, as the US economy was slowing and
                                                    global markets were generally weak, emerging
                                                    markets fell. The tragic events of September 11
                                                    caused further falls, before markets bottomed in
                                                    late September. Emerging markets then recovered
                                                    strongly, making them one of the best asset
                                                    classes over 12 months and meaning that they
                                                    significantly outperformed the EAFE asset class.

                                                    We started the year with a relatively defensive
                                                    portfolio and we maintained this until early
                                                    November. From late September the markets started
                                                    to recover. But it was not yet clear whether this
                                                    recovery would be sustained, so we remained
                                                    cautious. In October we reassessed the situation.
                                                    We concluded that the consensus view on the global
                                                    economy was too pessimistic and that there was no
                                                    reason to believe that expansionary fiscal and
                                                    monetary policies in the US would not work.
                                                    Because of this, we repositioned the portfolio
                                                    towards more cyclical stocks and markets.

                                                    Over the last 12 months, we have outperformed as a
                                                    result of both country and stock selection. In
                                                    terms of asset allocation, the main contributors
                                                    were Russia, Indonesia, Taiwan and South Africa.
                                                    Russia and Indonesia were strong performers
                                                    throughout the period. In the case of Taiwan and
                                                    South Africa, market timing was the main
                                                    contributor to performance as we varied our
                                                    exposure during the period. Our stock selection
                                                    was particularly strong in Russia (including oil
                                                    stock YUKOS), South Korea (including home shopping
                                                    channel CJ39 SHOPPING and HYUNDAI MOTORS) and
                                                    Taiwan (sector rotation).

                                                    OUTLOOK
                                                    The outlook for emerging markets remains
                                                    favorable. We continue to believe in a subdued
                                                    recovery in the global economy, and expect modest
                                                    returns out of key developed markets. This is a
                                                    powerful combination for emerging markets and is a
                                                    good precursor to a reallocation of funds towards
                                                    this asset class. Despite their recent recovery
                                                    from last year's lows, emerging markets remain
                                                    cheap on a historical basis. In addition, emerging
                                                    markets usually outperform other asset classes in
                                                    the early stages of an economic recovery. The main
                                                    risk is that of a 'double-dip' recession in the
                                                    US. But we do not think this is likely at this
                                                    stage. Within emerging markets we continue to
                                                    favor Korea, Indonesia, Thailand and Russia.

INVESTMENT MANAGER PROFILE                          Jean de Bolle, a member of the committee that has
                                                    primary responsibility for the day-to- day
                                                    management of the Fund, joined Martin Currie as
                                                    head of emerging markets in January 2000 from
                                                    Global Asset Management where he was senior
                                                    portfolio manager. He had previously worked for
                                                    Goldman Sachs in Hong Kong, Foreign and Colonial
                                                    Emerging Markets, where he was deputy chief
                                                    investment officer, and for National Economic
                                                    Research Associates.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Basin     53%
Latin America     21%
Europe            10%
Africa             9%
Other Areas        4%
Middle East        1%
ST Investment      1%
Other Net Assets   1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                                 % OF NET ASSETS
                            AFRICA
                            Anglo American                            (South Africa)                        2.4

                            LATIN AMERICA
                            Telefonos de Mexico, ADR                  (Mexico)                              2.5

                            OTHER AREAS
                            Indian Opportunities Fund                 (Other Areas)                         2.5

                            PACIFIC BASIN
                            Samsung Electronics America               (South Korea)                         6.2
                            Korean Air                                (South Korea)                         3.3
                            PT Telekomunikasi
                              Indonesia, TBK                          (Indonesia)                           2.7
                            Hyundai Motors                            (South Korea)                         2.6
                            Taiwan Semiconductor
                              Manufacturing                           (Taiwan)                              2.5
                            Malayan Banking                           (Malaysia)                            2.5
                            Daishin Securities                        (South Korea)                         2.1

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

OBJECTIVE       Capital appreciation through investment primarily in equity securities of issuers located in Japan with relatively small capitalization, which may include companies without wide market recognition.
LAUNCH DATE     August 15, 1994
FUND SIZE       $74.1m
PERFORMANCE     Total return from May 1, 2001 through April 30, 2002
                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)    -12.5%
                -  Tokyo Stock Exchange - Second Section Index                           -17.6%
                Annualized total return from August 15, 1994 through April 30, 2002
                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)     +0.9%
                -  MCBT - Japan Small Companies Fund (including all transaction fees)     +0.7%
                -  Tokyo Stock Exchange - Second Section Index (from September 1,         -6.8%
                   1994 through April 30, 2002)

                The graph below represents the annualized total return of the portfolio including all transaction fees, versus the Tokyo Stock Exchange (TSE) - Second
                Section Index from September 1, 1994 through April 30, 2002.
                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)     +0.9%
                -  MCBT - Japan Small Companies Fund (including all transaction fees)     +0.7%
                -  Tokyo Stock Exchange - Second Section Index                            -6.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT JAPAN SMALL COMPANIES FUND  TSE SECOND SECTION INDEX
9/1/94 (a)                          $10,000                   $10,000
4/30/95                              $9,410                    $8,325
4/30/96                             $10,652                    $8,853
4/30/97                              $8,229                    $5,425
4/30/98                              $6,993                    $4,210
4/30/99                             $10,057                    $6,100
4/30/00                             $15,945                   $10,119
4/30/01                             $11,965                    $7,106
4/30/02                             $10,465                    $5,854

 (a) Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective
October 1, 1998. Past performance is not indicative of future performance.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

                                          Over the 12 months ended April 30, 2002 our Fund
PORTFOLIO COMMENTS                        fell by 12.5%. By comparison, the TSE First
                                          Section Index fell by 23.1% and the TSE Second
                                          Section Index by 17.6%.

                                          2001 was another difficult year for the Japanese
                                          market. Investors concentrated on the continuing
                                          slowdown in the global economy and on the severe
                                          domestic pricing environment. The stock market
                                          was also affected by potential crises from the
                                          rising number of bankruptcies. The banking
                                          sector was expected to aggressively write-off a
                                          large portion of bad loans, leading to greater
                                          unemployment.

                                          However, 2002 has seen no crisis and the
                                          recovery in the global economy since the start
                                          of the year reminded investors, who are very
                                          underweight in Japan, that the Japanese stock
                                          market is very geared to such a recovery.
                                          Industrial production appears to have bottomed,
                                          export volumes are rising and even domestic
                                          price deflation has steadied. Some excess
                                          capacity has also been cut.

                                          We have taken off our yen hedge. Although we
                                          continue to see the yen as a relatively weak
                                          currency, the US dollar does not look as strong
                                          as it once did.

                                          Financials, services and telecoms have continued
                                          to be among the weaker sectors. Defensive
                                          sectors have generally outperformed, but
                                          recently the more cyclical sectors such as
                                          retail, machinery and precisions have responded
                                          to better data.

                                          The Fund has continued to benefit from being
                                          well placed in the small company area of the
                                          market. We have added to our exposure in the
                                          financial sector by buying DIAMOND LEASE.
                                          Meanwhile, based on rising electronic component
                                          orders from Asia, we have added TAIYO YUDEN. We
                                          have also added KONAMI SPORTS, the largest
                                          health club operator in Japan. It has
                                          consolidated its leading position in a
                                          developing market.

                                          OUTLOOK
                                          We are cautiously optimistic on the outlook for
                                          investing in Japan. Although domestic demand has
                                          picked up recently, it does remain relatively
                                          weak. However, company profits are likely to
                                          grow by around 20% this financial year. This
                                          will come from continued cost-cutting by
                                          companies, gearing to a recovering global
                                          economy and the benefits of a slightly weaker
                                          yen compared to last year.

                                          The rising number of share buy-backs should also
                                          help investor confidence. They are mitigating
                                          the on-going supply from financial companies and
                                          also raising the return on equity that companies
                                          deliver.

                                          We continue to believe that small company
                                          valuations are attractive relative to their
                                          larger counterparts. In addition, we are looking
                                          to add stocks which are benefiting from domestic
                                          restructuring to our portfolio.

                                          Kevin Troup became a member of the committee
                                          responsible for the day-to-day management of the
                                          Fund replacing Michael Thomas in 2001. In 1995,
INVESTMENT MANAGER PROFILE                Kevin joined Scottish Life as an investment
                                          analyst on the Japanese desk. He was promoted to
                                          fund manager in 1997. He joined Martin Currie's
                                          Japan team as an investment manager in 2000,
                                          becoming an assistant director in 2001.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2002

TOP TEN HOLDINGS

                                                                                   % OF NET ASSETS
                            Capcom, 0.00%, 3/31/2009                                          3.2%
                            Doutor Coffee                                                     2.9
                            Fuji Seal                                                         2.8
                            Sanyo Electric Credit                                             2.7
                            TAC                                                               2.5
                            Aeon Credit Service                                               2.5
                            Fuji Soft ABC                                                     2.4
                            Taiyo Yuden                                                       2.3
                            Venture Link, 0.00%, 11/30/2004                                   2.2
                            C&S Co                                                            2.2

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2002

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS AND WARRANTS+ - 96.9%
AFRICA - 1.3%
  SOUTH AFRICA - 1.3%
    ANGLO AMERICAN                            30,600  $           483,658
    GOLD FIELDS                               53,000              639,251
    SAPPI                                     33,000              406,097
                                                      -------------------
      TOTAL SOUTH AFRICA - (COST $1,387,098)                    1,529,006
                                                      -------------------
TOTAL AFRICA - (COST $1,387,098)                                1,529,006
                                                      -------------------
EUROPE - 69.3%
  DENMARK - 0.0%
    NOVO NORDISK                                  91                2,667
                                                      -------------------
      TOTAL DENMARK - (COST $3,306)                                 2,667
                                                      -------------------
  FINLAND - 2.6%
    NOKIA                                     87,168            1,409,688
    UPM-KYMMENE OYJ                           49,036            1,713,193
                                                      -------------------
      TOTAL FINLAND - (COST $2,855,825)                         3,122,881
                                                      -------------------
  FRANCE - 11.8%
    AVENTIS                                   54,080            3,839,705
    COMPAGNIE DE SAINT-GOBAIN                  9,042            1,546,955
    PSA PEUGEOT CITROEN                       31,553            1,568,337
    SANOFI-SYNTHELABO                         13,176              842,960
    SCHNEIDER ELECTRIC                         8,708              419,892
    SUEZ                                      28,138              837,383
    THOMSON MULTIMEDIA*                       49,890            1,363,427
    TOTAL FINA ELF                            23,488            3,557,391
                                                      -------------------
      TOTAL FRANCE - (COST $12,487,836)                        13,976,050
                                                      -------------------
  GERMANY - 3.5%
    ALLIANZ                                   11,211            2,639,323
    MUENCHENER
      RUECKVERSICHERUNGS-GESELLSCHAFT          6,363            1,575,687
                                                      -------------------
      TOTAL GERMANY - (COST $5,177,749)                         4,215,010
                                                      -------------------
  HUNGARY - 0.4%
    OTP BANK, ADR, 144A                       26,500              470,375
                                                      -------------------
      TOTAL HUNGARY - (COST $296,800)                             470,375
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
EUROPE -- CONTINUED
  IRELAND - 2.5%
    BANK OF IRELAND                          145,966  $         1,702,084
    CRH                                       70,914            1,213,235
                                                      -------------------
      TOTAL IRELAND - (COST $2,300,555)                         2,915,319
                                                      -------------------
  ITALY - 5.9%
    AUTOSTRADE                               179,503            1,457,934
    ENI                                      177,870            2,730,779
    RIUNIONE ADRIATICA DI SICURTA (RAS)       89,818            1,164,623
    TELECOM ITALIA, SAVINGS SHARES           299,065            1,602,294
                                                      -------------------
      TOTAL ITALY - (COST $6,205,255)                           6,955,630
                                                      -------------------
  NETHERLANDS - 6.4%
    ASML HOLDING*                             42,623              967,173
    ING GROEP                                102,612            2,707,231
    KONINKLIJKE (ROYAL) PHILIPS
      ELECTRONICS                             52,409            1,617,259
    TPG                                       38,333              830,132
    VNU                                       49,929            1,506,112
                                                      -------------------
      TOTAL NETHERLANDS - (COST $8,008,930)                     7,627,907
                                                      -------------------
  PORTUGAL - 0.7%
    PORTUGAL TELECOM                         112,176              818,172
                                                      -------------------
      TOTAL PORTUGAL - (COST $818,316)                            818,172
                                                      -------------------
  RUSSIA - 0.8%
    RAO UNIFIED ENERGY SYSTEM (UES), ADR      23,000              343,620
    YUKOS, ADR                                 4,100              602,700
                                                      -------------------
      TOTAL RUSSIA - (COST $781,081)                              946,320
                                                      -------------------
  SPAIN - 2.2%
    AMADEUS GLOBAL TRAVEL DISTRIBUTION,
      SERIES A                               103,292              687,339
    BANCO BILBAO VIZCAYA ARGENTARIA          165,026            1,922,853
                                                      -------------------
      TOTAL SPAIN - (COST $3,393,538)                           2,610,192
                                                      -------------------
  SWEDEN - 1.9%
    ELECTROLUX, SERIES B                      53,500              889,067
    SKF, SERIES B                             55,000            1,349,611
                                                      -------------------
      TOTAL SWEDEN - (COST $2,191,508)                          2,238,678
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
EUROPE -- CONTINUED
  SWITZERLAND - 4.5%
    CREDIT SUISSE GROUP*                      43,500  $         1,549,116
    NESTLE                                    16,020            3,783,591
                                                      -------------------
      TOTAL SWITZERLAND - (COST $5,300,716)                     5,332,707
                                                      -------------------
  UNITED KINGDOM - 26.1%
    3I GROUP                                 137,000            1,380,916
    ANGLO AMERICAN                           113,028            1,781,369
    BAE SYSTEMS                              275,000            1,397,972
    BARCLAYS*                                148,000            1,295,617
    BP                                       490,000            4,178,914
    BRITISH SKY BROADCASTING GROUP*          122,545            1,370,873
    BRITISH SKY BROADCASTING GROUP,
      WARRANTS EXPIRING 10/22/02*             41,345              460,105
    CENTRICA                                 130,720              402,234
    CGNU                                     145,000            1,491,122
    DIAGEO                                   155,000            2,056,793
    GLAXOSMITHKLINE                          209,231            5,059,115
    GUS                                      121,000            1,099,792
    HSBC HOLDINGS                            197,000            2,324,297
    ROYAL BANK OF SCOTLAND                    74,000            2,121,277
    VODAFONE GROUP                         1,572,332            2,536,463
    WPP GROUP                                187,000            1,982,958
                                                      -------------------
      TOTAL UNITED KINGDOM - (COST $30,785,464)                30,939,817
                                                      -------------------
TOTAL EUROPE - (COST $80,606,879)                              82,171,725
                                                      -------------------
JAPAN - 14.8%
    AEON                                      29,000              749,523
    AIFUL                                      5,050              350,282
    BRIDGESTONE                               43,000              606,228
    CANON                                     32,000            1,225,643
    CREDIT SAISON                             29,100              684,146
    DENSO                                     53,000              858,199
    FUJI PHOTO FILM                           28,000              889,339
    HONDA MOTOR                               22,000              986,493
    ITO - YOKADO                               8,000              394,224
    KAO                                       44,000              859,756
    MABUCHI MOTOR                              7,200              705,119
    MARUI                                     74,000              911,354
    NAMCO                                     29,000              586,976
    NOMURA HOLDINGS                           49,000              682,807
    NTT                                          145              570,044

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
JAPAN -- CONTINUED
    ROHM                                       3,700  $           551,594
    SECOM                                     18,000              885,602
    SHIN - ETSU CHEMICAL                      19,250              792,748
    SONY                                      13,800              741,271
    SORUN                                     13,000              112,133
    SUMITOMO ELECTRIC INDUSTRIES              30,000              213,694
    TAISHO PHARMACEUTICAL                     35,000              564,011
    TDK                                        8,600              468,647
    TOPPAN PRINTING                           67,000              677,537
    TOYOTA MOTOR                              23,000              626,679
    YAMANOUCHI PHARMACEUTICAL                 32,000              881,865
                                                      -------------------
      TOTAL JAPAN - (COST $16,827,481)                         17,575,914
                                                      -------------------
LATIN AMERICA - 2.3%
  BRAZIL - 1.3%
    ARACRUZ CELULOSE, ADR                     19,000              413,250
    COMPANHIA VALE DO RIO DOCE (CVRD),
      ADR*                                    14,200              387,518
    UNIBANCO - UNIAO DE BANCOS
      BRASILEIROS, GDR                        31,700              776,650
                                                      -------------------
      TOTAL BRAZIL - (COST $1,404,598)                          1,577,418
                                                      -------------------
  MEXICO - 1.0%
    GRUPO FINANCIERO BBVA BANCOMER,
      SERIES O*                            1,200,000            1,192,061
                                                      -------------------
      TOTAL MEXICO - (COST $1,323,288)                          1,192,061
                                                      -------------------
TOTAL LATIN AMERICA - (COST $2,727,886)                         2,769,479
                                                      -------------------
OTHER AREAS - 0.0%
  INVESTMENT COMPANIES - 0.0%
    INDIAN OPPORTUNITIES FUND LTD.* (a)            1                    8
                                                      -------------------
      TOTAL INVESTMENT COMPANIES - (COST $17)                           8
                                                      -------------------
TOTAL OTHER AREAS - (COST $17)                                          8
                                                      -------------------
PACIFIC BASIN - 9.2%
  AUSTRALIA - 1.1%
    BHP BILLITON                             141,137              819,148
    NEWS CORPORATION                          83,000              542,387
                                                      -------------------
      TOTAL AUSTRALIA - (COST $1,343,943)                       1,361,535
                                                      -------------------
  CHINA - 0.4%
    ALUMINUM CORPORATION OF CHINA          2,850,000              511,601
                                                      -------------------
      TOTAL CHINA - (COST $631,465)                               511,601
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                            SHARES           VALUE
                                            ------           -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
PACIFIC BASIN -- CONTINUED
  HONG KONG - 1.4%
    CATHAY PACIFIC AIRWAYS                   395,000  $           683,737
    HANG SENG BANK                            45,000              513,524
    HUTCHISON WHAMPOA                         53,350              466,870
                                                      -------------------
      TOTAL HONG KONG - (COST $1,542,077)                       1,664,131
                                                      -------------------
  INDONESIA - 0.8%
    PT TELEKOMUNIKASI INDONESIA, TBK       2,035,000              916,077
                                                      -------------------
      TOTAL INDONESIA - (COST $515,573)                           916,077
                                                      -------------------
  MALAYSIA - 0.7%
    MALAYAN BANKING                          160,000              387,368
    RESORTS WORLD                            150,000              414,474
                                                      -------------------
      TOTAL MALAYSIA - (COST $783,241)                            801,842
                                                      -------------------
  SINGAPORE - 0.2%
    SINGAPORE EXCHANGE                       300,000              210,213
                                                      -------------------
      TOTAL SINGAPORE - (COST $223,335)                           210,213
                                                      -------------------
  SOUTH KOREA - 4.0%
    HYUNDAI MOTORS                            24,280              904,143
    KOREA TELECOM, ADR                        18,000              407,700
    KOREAN AIR                                46,000              717,300
    LG ELECTRONICS*                           22,221              879,186
    LG ELECTRONICS INVESTMENT                  2,469              108,988
    POHANG IRON & STEEL (POSCO)                7,500              747,673
    SAMSUNG ELECTRONICS AMERICA                3,260              966,113
                                                      -------------------
      TOTAL SOUTH KOREA - (COST $3,665,169)                     4,731,103
                                                      -------------------
  THAILAND - 0.6%
    BANGKOK BANK*                            450,000              665,896
                                                      -------------------
      TOTAL THAILAND - (COST $580,507)                            665,896
                                                      -------------------
TOTAL PACIFIC BASIN - (COST $9,285,310)                        10,862,398
                                                      -------------------
TOTAL COMMON STOCKS AND WARRANTS - (COST
  $110,834,671)                                               114,908,530
                                                      -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                          PRINCIPAL
                                            AMOUNT           VALUE
                                            ------           -----
SHORT TERM INVESTMENT - 1.5%
REPURCHASE AGREEMENT WITH STATE STREET
BANK AND TRUST, 0.850%, 05/01/2002 (b)    $1,800,000  $         1,800,000
                                                      -------------------
TOTAL SHORT TERM INVESTMENT - (COST $1,800,000)                 1,800,000
                                                      -------------------
TOTAL INVESTMENTS - (COST $112,634,671) - 98.4%               116,708,530
OTHER ASSETS, LESS LIABILITIES - 1.6%                           1,877,612
                                                      -------------------
NET ASSETS - 100.0%                                   $       118,586,142
                                                      ===================

*    Non-income producing security.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The Indian Opportunities Fund Ltd. is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees from the Fund on the portion of net assets which are invested in affiliated investment companies.
(b) The repurchase agreement, dated 04/30/2002, is collateralized by United States Treasury Bonds, 6.250% due 08/15/2023 with a market value of $1,839,338.
+ Percentages of long term investments are presented in the schedule of investments by country. Percentages of long term investments by industry are as follows: Aerospace/Defense 1.2%, Air Travel 1.8%, Automobiles 4.7%, Banks 8.9%, Building and Construction 2.3%, Business Services 1.7%, Chemicals 3.9%, Computer Services 0.1%, Conglomerates 0.4%, Diversified 0.7%, Drugs & Health Care 6.2%, Electric Utilities 0.3%, Electrical Equipment 1.1%, Electronics 7.2%, Financial Services 10.5%, Food & Beverages 4.9%, Forest Products 1.8%, Household Products 1.5%, Industrial Machinery 1.1%, Insurance 4.5%, Leisure Time 0.9%, Metals 0.8%, Mining 3.1%, Oil & Gas 9.3%, Paper 0.3%, Photography 1.8%, Publishing 2.3%, Retail 1.6%, Retail Trade 1.1%, Steel 0.6%, Telecommunications 8.1%, Transportation 1.9% and Utilities 0.3%.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2002

                                              SHARES              VALUE
                                              ------              -----
COMMON STOCKS AND WARRANTS+ - 91.8%
AFRICA - 9.5%
  SOUTH AFRICA - 9.5%
    ANGLO AMERICAN                                725,400  $        11,465,538
    ANGLO AMERICAN PLATINUM                        53,933            2,572,587
    GOLD FIELDS                                   480,000            5,789,444
    HARMONY GOLD MINING                           240,000            3,088,908
    IMPALA PLATINUM HOLDINGS                       39,238            2,554,586
    KUMBA RESOURCES*                            1,365,000            5,419,419
    SANLAM                                      1,810,000            1,515,571
    SAPPI                                         458,558            5,642,994
    SASOL                                         262,500            2,790,714
    STANDARD BANK INVESTMENT                    1,100,000            3,560,071
                                                           -------------------
      TOTAL SOUTH AFRICA - (COST $37,700,835)                       44,399,832
                                                           -------------------
TOTAL AFRICA - (COST $37,700,835)                                   44,399,832
                                                           -------------------
EUROPE - 10.2%
  CROATIA - 0.5%
    PLIVA D.D., GDR, 144A                          75,000            1,067,865
    PLIVA D.D., GDR                                83,500            1,194,050
                                                           -------------------
      TOTAL CROATIA - (COST $1,729,243)                              2,261,915
                                                           -------------------
  CZECH REPUBLIC - 0.2%
    CESKE RADIOKOMUNIKACE, GDR                     99,360            1,142,640
                                                           -------------------
      TOTAL CZECH REPUBLIC - (COST $1,895,554)                       1,142,640
                                                           -------------------
  HUNGARY - 1.0%
    MATAV, ADR                                     91,758            1,734,226
    OTP BANK, ADR, 144A                           163,075            2,894,581
                                                           -------------------
      TOTAL HUNGARY - (COST $3,543,173)                              4,628,807
                                                           -------------------
  POLAND - 0.6%
    BANK ZACHODNI WBK                             151,113            2,742,008
                                                           -------------------
      TOTAL POLAND - (COST $2,033,471)                               2,742,008
                                                           -------------------
  RUSSIA - 6.2%
    AO VIMPELCOM, ADR*                             71,000            1,682,700
    GAZPROM, ADR, 144A                            195,000            3,120,000
    JSC MINING & SMELTING COMPANY
      NORILSK NICKEL, ADR*                        200,000            4,734,520
    LUKOIL, ADR                                    43,300            3,120,198
    RAO UNIFIED ENERGY SYSTEM (UES), ADR          420,000            6,274,800

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                              SHARES              VALUE
                                              ------              -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
EUROPE -- CONTINUED
  RUSSIA -- CONTINUED
    SURGUTNEFTEGAZ, ADR                           149,300  $         2,851,630
    YUKOS, ADR                                     51,100            7,511,700
                                                           -------------------
      TOTAL RUSSIA - (COST $21,149,887)                             29,295,548
                                                           -------------------
  TURKEY - 1.7%
    EREGLI DEMIR VE CELIK FABRIKALARI
      TAS (ERDEMIR)                           259,000,000            3,283,371
    HACI OMER SABANCI HOLDING                 420,000,000            1,816,555
    TURKIYE GARANTI BANKASI                 1,500,000,000            2,796,420
                                                           -------------------
      TOTAL TURKEY - (COST $8,237,765)                               7,896,346
                                                           -------------------
TOTAL EUROPE - (COST $38,589,093)                                   47,967,264
                                                           -------------------
LATIN AMERICA - 14.7%
  BRAZIL - 5.1%
    ARACRUZ CELULOSE, ADR                         200,500            4,360,875
    BRASIL TELECOM PARTICIPACOES, ADR              64,800            2,520,720
    COMPANHIA SIDERURGICA NACIONAL (CSN)      280,914,300            5,555,239
    COMPANHIA VALE DO RIO DOCE (CVRD),
      ADR*                                        272,600            7,439,254
    PETROLEO BRASILEIRO, ADR                       89,700            2,098,980
    TELE CENTRO OESTE CELULAR
      PARTICIPACOES, ADR                          351,800            2,075,620
                                                           -------------------
      TOTAL BRAZIL - (COST $21,222,290)                             24,050,688
                                                           -------------------
  MEXICO - 9.6%
    AMERICA MOVIL, ADR, SERIES L                  404,850            7,550,453
    GRUPO FINANCIERO BANCOMER, SERIES O*        8,900,000            8,841,122
    GRUPO FINANCIERO BANORTE*                   1,660,000            4,436,940
    GRUPO MODELO, SERIES C                      1,510,000            4,092,403
    GRUPO TELEVISA, ADR*                           66,000            2,983,200
    TELEFONOS DE MEXICO, ADR                      314,250           11,891,220
    WAL-MART DE MEXICO, SERIES V                1,463,653            4,896,022
                                                           -------------------
      TOTAL MEXICO - (COST $39,206,334)                             44,691,360
                                                           -------------------
TOTAL LATIN AMERICA - (COST $60,428,624)                            68,742,048
                                                           -------------------
MIDDLE EAST - 0.8%
  EGYPT - 0.0%
    INTERNATIONAL FOOD INDUSTRIES
      (HOSTESS)*#^                                 14,800               31,875
                                                           -------------------
      TOTAL EGYPT - (COST $32,635)                                      31,875
                                                           -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                              SHARES              VALUE
                                              ------              -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
MIDDLE EAST -- CONTINUED
  ISRAEL - 0.8%
    CHECK POINT SOFTWARE TECHNOLOGIES*            116,043  $         2,106,180
    TEVA PHARMACEUTICAL INDUSTRIES, ADR            30,058            1,683,549
                                                           -------------------
      TOTAL ISRAEL - (COST $5,976,595)                               3,789,729
                                                           -------------------
TOTAL MIDDLE EAST - (COST $6,009,230)                                3,821,604
                                                           -------------------
OTHER AREAS - 3.6%
  INVESTMENT COMPANIES - 3.6%
    INDIAN OPPORTUNITIES FUND LTD.* (a)         1,531,326           11,883,090
    TAIWAN OPPORTUNITIES FUND LTD.* (b)           375,723            4,042,780
    THE CHINA HEARTLAND FUND LTD.*# (b)            94,944              958,934
                                                           -------------------
      TOTAL INVESTMENT COMPANIES - (COST $16,384,199)               16,884,804
                                                           -------------------
TOTAL OTHER AREAS - (COST $16,384,199)                              16,884,804
                                                           -------------------
PACIFIC BASIN - 53.0%
  CHINA - 1.4%
    ALUMINUM CORPORATION OF CHINA              36,860,000            6,616,703
                                                           -------------------
      TOTAL CHINA - (COST $7,233,158)                                6,616,703
                                                           -------------------
  HONG KONG - 1.0%
    CHINA MOBILE (HONG KONG)*                   1,500,000            4,914,060
                                                           -------------------
      TOTAL HONG KONG - (COST $4,666,130)                            4,914,060
                                                           -------------------
  INDIA - 0.3%
    MAHANAGAR TELEPHONE NIGAM, ADR*               186,000            1,190,400
                                                           -------------------
      TOTAL INDIA - (COST $1,222,824)                                1,190,400
                                                           -------------------
  INDONESIA - 4.5%
    PT BANK PAN INDONESIA, TBK, WARRANTS
      EXPIRING 07/08/02*                        5,124,000               19,222
    PT GUDANG GARAM, TBK                        3,900,000            4,786,174
    PT HANJAYA MANDALA SAMPOERNA, TBK           7,700,000            3,610,664
    PT TELEKOMUNIKASI INDONESIA, TBK           27,661,000           12,451,897
                                                           -------------------
      TOTAL INDONESIA - (COST $17,028,955)                          20,867,957
                                                           -------------------
  MALAYSIA - 6.9%
    COMMERCE ASSET-HOLDING                      1,900,000            4,575,000
    MALAYAN BANKING                             4,860,000           11,766,316
    MALAYSIAN RESOURCES*                       14,450,000            6,578,553
    RESORTS WORLD                               3,467,000            9,579,868
                                                           -------------------
      TOTAL MALAYSIA - (COST $26,988,606)                           32,499,737
                                                           -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                              SHARES              VALUE
                                              ------              -----
COMMON STOCKS AND WARRANTS+ -- CONTINUED
PACIFIC BASIN -- CONTINUED
  SOUTH KOREA - 25.1%
    CJ39 SHOPPING                                 130,797  $         8,168,471
    COREVEST PARTNERS INTERNATIONAL*#^                999            4,922,296
    DAISHIN SECURITIES                            555,000           10,053,724
    HANWHA CHEMICAL*                              650,000            2,798,681
    HYUNDAI MOTORS                                330,900           12,322,110
    KOOKMIN BANK, ADR                             212,039            9,859,814
    KOREA TELECOM, ADR                            370,000            8,380,500
    KOREAN AIR                                    995,860           15,528,926
    LG ELECTRONICS*                               230,850            9,133,708
    LG ELECTRONICS INVESTMENT                      25,550            1,127,847
    LOCUS*                                             37                  220
    POHANG IRON & STEEL (POSCO)                    60,000            5,981,381
    SAMSUNG ELECTRONICS AMERICA                    98,566           29,210,405
                                                           -------------------
      TOTAL SOUTH KOREA - (COST $90,985,573)                       117,488,083
                                                           -------------------
  TAIWAN - 10.2%
    ACER LABORATORIES*                          2,958,000            6,356,245
    FORMOSA PLASTIC                             3,867,000            4,528,417
    SINOPAC HOLDINGS*                           9,972,464            4,762,648
    TAISHIN FINANCIAL HOLDINGS*                10,000,000            5,162,965
    TAIWAN SEMICONDUCTOR MANUFACTURING          4,676,896           11,803,530
    UNITED MICROELECTRONICS                     5,140,500            7,858,278
    YAGEO                                       8,939,000            7,425,532
                                                           -------------------
      TOTAL TAIWAN - (COST $43,135,822)                             47,897,615
                                                           -------------------
  THAILAND - 3.6%
    BANGKOK BANK*                               3,507,600            5,190,437
    NATIONAL FINANCE PUBLIC*                   17,500,000            6,150,289
    SIAM COMMERCIAL BANK*                       9,951,000            5,729,015
                                                           -------------------
      TOTAL THAILAND - (COST $15,508,141)                           17,069,741
                                                           -------------------
TOTAL PACIFIC BASIN - (COST $206,769,209)                          248,544,296
                                                           -------------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $365,881,190)             430,359,848
                                                           -------------------
PREFERRED STOCKS+ - 6.2%
LATIN AMERICA - 6.2%
  BRAZIL - 6.2%
    BANCO BRADESCO                            364,236,400            2,151,640
    COMPANHIA ENERGETICA DE MINAS GERAIS
      (CEMIG)                                 309,792,200            4,893,182
    PETROBRAS PETROLEO BRASILEIRO                 407,610            9,479,543

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                              SHARES              VALUE
                                              ------              -----
PREFERRED STOCKS+ -- CONTINUED
LATIN AMERICA -- CONTINUED
  BRAZIL -- CONTINUED
    TELE NORTE LESTE PARTICIPACOES, ADR           298,900  $         3,775,107
    UNIBANCO - UNIAO DE BANCOS
      BRASILEIROS, GDR                            349,700            8,567,650
                                                           -------------------
      TOTAL BRAZIL - (COST $26,577,839)                             28,867,122
                                                           -------------------
TOTAL LATIN AMERICA - (COST $26,577,839)                            28,867,122
                                                           -------------------
TOTAL PREFERRED STOCKS - (COST $26,577,839)                         28,867,122
                                                           -------------------

                                             PRINCIPAL
                                              AMOUNT
                                              ------
SHORT TERM INVESTMENT - 0.5%
REPURCHASE AGREEMENT WITH STATE STREET
BANK AND TRUST, 0.850%, 05/01/2002 (c)    $     2,331,000            2,331,000
                                                           -------------------
TOTAL SHORT TERM INVESTMENT - (COST $2,331,000)                      2,331,000
                                                           -------------------
TOTAL INVESTMENTS - (COST $394,790,029) - 98.5%                    461,557,970
OTHER ASSETS, LESS LIABILITIES - 1.5%                                7,124,859
                                                           -------------------
NET ASSETS - 100.0%                                        $       468,682,829
                                                           ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The Indian Opportunities Fund Ltd. is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees from the Fund on the portion of net assets which are invested in affiliated investment companies.
(b) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd. and The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees from the Fund on the portion of net assets which are invested in affiliated investment companies.
(c) The repurchase agreement, dated 04/30/2002, is collateralized by United States Treasury Notes, 6.875% due 05/15/2006 with a market value of $2,382,932.
+ Percentages of long term investments are presented in the schedule of investments by country. Percentages of long term investments by industry are as follows: Air Travel 3.3%, Automobiles 2.6%, Banks 13.1%, Breweries 0.9%, Broadcasting 0.9%, Chemicals 1.6%, Computer Services 0.5%, Construction 1.4%, Diversified 2.4%, Drugs & Health Care 0.9%, Electric Utilities 2.4%, Electronics 13.0%, Financial Services 9.1%, Insurance 0.3%, Investment Companies 3.6%, Metals 4.0%, Mining 6.6%, Oil Integrated 3.5%, Oil & Gas 3.1%, Paper 2.1%, Retail Trade 2.8%, Semi-Conductor Manufacturing Equipment 2.5%, Steel 3.2%, Telecommunications 12.4% and Tobacco 1.8%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2002

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCKS AND CONVERTIBLE BONDS+ - 98.7%
COMMON STOCKS - 90.8%
    ADERANS                                     32,100  $           994,574
    AEON CREDIT SERVICE                         31,100            1,832,759
    AIDA ENGINEERING                           179,000              510,015
    AISIN SEIKI                                 37,000              473,824
    ALTECH#                                     67,600              394,691
    ARC LAND SAKAMOTO                           22,600              262,146
    ARRK                                        25,400            1,099,404
    ARUZE                                       45,000            1,005,410
    ASIA SECURITIES PRINTING#                   70,000              415,243
    C TWO NETWORK                               24,100              637,889
    C&S CO                                      86,700            1,613,117
    C. UYEMURA & COMPANY                        19,000              320,968
    CAWACHI                                     12,000              733,331
    COSEL                                       32,000              587,910
    DAIFUKU                                    331,000            1,296,119
    DAIWA LOGISTICS#                            99,800              324,366
    DIAMOND LEASE                              100,000            1,390,370
    DOUTOR COFFEE                               43,000            2,159,122
    DYDO DRINCO                                 29,000              450,391
    EDION                                      130,300              491,966
    FAMILYMART                                  33,000              696,197
    FUJI HEAVY INDUSTRIES                      191,000              963,512
    FUJI SEAL                                   59,100            2,047,371
    FUJI SOFT ABC                               49,000            1,769,958
    FUJI TELEVISION NETWORK                        211            1,215,523
    FUJIMI                                         700               15,204
    HAKUTO                                      79,900            1,076,073
    HIBIYA ENGINEERING                          60,000              296,602
    HIROSE ELECTRIC                             12,200              954,498
    HIS                                         66,900            1,239,516
    HITACHI METALS                              50,000              188,004
    HOKUTO                                      30,240              774,509
    INTERNATIONAL TRADING                       40,000              557,394
    JAPAN MEDICAL DYNAMIC                       16,200              475,451
    KAWASUMI LABORATORIES                      108,000            1,092,990
    KISSEI PHARMACEUTICAL                       99,000            1,361,052
    KOKUSAI SECURITIES                         208,000            1,052,509
    KONAMI SPORTS                               31,900              844,342
    KYOTO KIMONO YUZEN                             357            1,025,519
    MABUCHI MOTOR                                8,400              822,638
    MAEZAWA KYUSO INDUSTRIES                    66,000              371,990

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCKS AND CONVERTIBLE BONDS+ -- CONTINUED
COMMON STOCKS -- CONTINUED
    MATSUMOTOKIYOSHI                            23,000  $           855,864
    MORI SEIKI                                  46,000              382,095
    NAMCO                                       22,000              445,292
    NIPPON BROADCASTING SYSTEM                  29,000              993,344
    NIPPON CHEMI-CON                           181,000              784,843
    NIPPON KONPO UNYU SOKO                     135,000              882,799
    NISHIO RENT ALL                             56,200              406,882
    NISSAN CHEMICAL INDUSTRIES                 125,000              702,581
    NISSHIN FUDOSAN                             94,000              834,954
    NISSIN*                                    108,000              887,004
    NISSIN FOOD PRODUCTS                        58,100            1,049,332
    NISSIN HEALTHCARE FOOD SERVICE              14,000              332,412
    NITTO DENKO                                 26,353              867,800
    NORITZ                                      87,000              761,940
    OBIC                                         3,400              648,476
    OOTOYA                                      58,000              826,282
    OSAKA GAS                                  280,000              605,971
    OSG                                        240,000            1,055,623
    RYOSAN                                      58,000              638,901
    SANTEN PHARMACEUTICAL                      126,000            1,451,715
    SANYO ELECTRIC CREDIT                      103,900            2,030,197
    SHOHKOH FUND & COMPANY                       2,563              315,250
    TAC                                         97,000            1,887,821
    TAIYO YUDEN                                 92,950            1,693,223
    TENMA                                       61,000              725,133
    TERUMO                                      23,900              353,323
    TIS                                         44,500              969,989
    TOPPAN FORMS                                32,500              511,074
    TOWA                                        65,500              929,049
    TSUBAKI NAKASHIMA                          113,000              809,311
    TSUBAKIMOTO CHAIN                          237,000              671,581
    USS                                         15,000              551,166
    VICTOR COMPANY OF JAPAN                    191,000              976,895
    WAKITA & COMPANY#                          272,000              722,058
    YAMATO TRANSPORT                            80,000            1,357,674
    YOSHIMOTO KOGYO                             82,000              676,657
    YUSEN AIR & SEA SERVICE#                    84,000              823,946
                                                        -------------------
      TOTAL COMMON STOCKS - (COST $73,002,791)                   67,252,924
                                                        -------------------

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2002

                                           PRINCIPAL
                                             AMOUNT            VALUE
                                             ------            -----
CONVERTIBLE BONDS - 7.9%
    ARC LAND SAKAMOTO, 0.125%, 2/20/2004   SF  550,000  $           350,624
    CAPCOM, 0.00%, 3/31/2009 (a)          Y276,000,000            2,341,988
    DON QUIJOTE, 0.25%, 6/30/2007         Y 75,000,000              693,219
    USS, 0.00%, 6/29/2006 (a)             Y100,000,000              832,977
    VENTURE LINK, 0.00%, 11/30/2004 (a)   Y200,000,000            1,660,192
                                                        -------------------
      TOTAL CONVERTIBLE BONDS - (COST $5,603,630)                 5,879,000
                                                        -------------------
TOTAL COMMON STOCKS AND CONVERTIBLE BONDS - (COST
  $78,606,421)                                                   73,131,924
                                                        -------------------


SHORT TERM INVESTMENT - 4.8%
    REPURCHASE AGREEMENT WITH STATE
STREET BANK AND TRUST, 0.850%,
    05/01/2002 (b)                        $ 3,579,000            3,579,000
                                                       -------------------

TOTAL SHORT TERM INVESTMENT - (COST $3,579,000)                  3,579,000
                                                       -------------------

TOTAL INVESTMENTS - (COST $82,185,421) - 103.5%                 76,710,924
OTHER ASSETS, LESS LIABILITIES - (3.5)%                         (2,603,653)
                                                       -------------------
NET ASSETS - 100.0%                                    $        74,107,271
                                                       ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)  Zero coupon bond.
(b) The repurchase agreement, dated 04/30/2002, is collateralized by United States Treasury Notes, 6.875% due 05/15/2006 with a market value of $3,656,083.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Auto Parts 2.8%, Broadcasting 3.0%, Chemicals 2.6%, Commercial Services 6.1%, Computer Software 6.1%, Computers & Business Equipment 0.9%, Construction and Building Materials 1.0%, Cosmetics & Toiletries 1.3%, Diversified 3.6%, Drugs & Health Care 6.4%, Electrical Equipment 6.1%, Electronics 4.5%, Financial Services 8.3%, Food & Beverages 7.3%, Industrial Machinery 4.4%, Lease Rental Obligations 3.5%, Leisure Time 3.1%, Manufacturing 3.1%, Metals 0.3%, Plastics 3.7%, Printing 1.2%, Restaurants 1.1%, Retail 6.9%, Retail Trade 4.8%, Semi-Conductor Manufacturing Equipment 1.2%, Transportation 4.6% and Utilities 0.8%.
SF   Par denominated in Swiss francs.
Y    Par denominated in Japanese yen.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 2002

                                            MCBT               MCBT              MCBT
                                     OPPORTUNISTIC EAFE  GLOBAL EMERGING     JAPAN SMALL
                                            FUND           MARKETS FUND     COMPANIES FUND
                                     ------------------  ----------------  ----------------
ASSETS
  Investment in securities, at
    value                             $    116,708,530   $    461,557,970  $     76,710,924
  Cash                                             447          1,056,183           212,070
  Foreign currency, at value                 1,639,413          7,755,398         2,576,322
  Receivable for investments sold            2,451,850            700,027                 -
  Dividend and interest receivable             247,329          1,264,027           307,562
  Foreign tax reclaims receivable              127,665                 86                 -
  Prepaid insurance expense                      2,193              5,711             1,472
                                      ----------------   ----------------  ----------------
    TOTAL ASSETS                           121,177,427        472,339,402        79,808,350
                                      ----------------   ----------------  ----------------
LIABILITIES
  Payable for investments purchased          1,994,961          2,459,132         4,870,110
  Payable on open forward foreign
    currency contracts                         297,142                  -           602,357
  Management fee payable                       222,249            801,533           172,401
  Administration fee payable                     4,029             20,258             6,140
  Capital gains taxes accrued                   10,956            285,254                 -
  Accrued expenses and other
    liabilities                                 61,948             90,396            50,071
                                      ----------------   ----------------  ----------------
    TOTAL LIABILITIES                        2,591,285          3,656,573         5,701,079
                                      ----------------   ----------------  ----------------
TOTAL NET ASSETS                      $    118,586,142   $    468,682,829  $     74,107,271
                                      ================   ================  ================
COMPOSITION OF NET ASSETS
  Paid-in capital                     $    155,917,504   $    446,937,175  $    104,706,573
  Undistributed net investment
    income/(loss)                            1,550,527          2,115,028          (376,630)
  Accumulated net realized loss on
    investments and foreign
    currency transactions                  (42,651,217)       (46,861,731)      (24,159,746)
  Net unrealized
    appreciation/(depreciation) on
    investments and foreign
    currency                                 3,769,328         66,492,357        (6,062,926)
                                      ----------------   ----------------  ----------------
TOTAL NET ASSETS                      $    118,586,142   $    468,682,829  $     74,107,271
                                      ================   ================  ================
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                               12,488,844         70,245,697         9,337,972
NET ASSET VALUE PER SHARE             $           9.50   $           6.67  $           7.94

Identified cost of investments        $    112,634,671   $    394,790,029  $     82,185,421
Cost of foreign currency              $      1,639,548   $      7,729,462  $      2,579,048

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2002

                                            MCBT              MCBT             MCBT
                                     OPPORTUNISTIC EAFE  GLOBAL EMERGING   JAPAN SMALL
                                            FUND          MARKETS FUND    COMPANIES FUND
                                     ------------------  ---------------  --------------
INVESTMENT INCOME
  Interest income                      $       49,997    $       75,868   $       27,787
  Dividend income                           2,694,489         5,095,217          758,337
  Foreign taxes witheld                      (292,692)         (600,305)        (114,320)
                                       --------------    --------------   --------------
    TOTAL INVESTMENT INCOME                 2,451,794         4,570,780          671,804
                                       --------------    --------------   --------------
EXPENSES
  Management fees                           1,053,490         1,628,090          974,422
  Custodian fees                              206,281           434,162          127,302
  Administration fees                         115,179           141,839           77,664
  Audit fees                                   29,800            36,700           29,300
  Legal fees                                   49,242            52,123           35,397
  Transfer agent fees                           6,614             8,454            7,266
  Trustees fees                                16,928             8,084           11,038
  Amortization of deferred
    organization expenses                           -             1,984                -
  Miscellaneous expenses                       24,986            22,268           14,258
                                       --------------    --------------   --------------
    TOTAL EXPENSES                          1,502,520         2,333,704        1,276,647
                                       --------------    --------------   --------------
NET INVESTMENT INCOME (LOSS)                  949,274         2,237,076         (604,843)
                                       --------------    --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized loss on investments
    (net of foreign taxes paid of
    $0, $131,060 and $0,
    respectively)                         (34,143,307)       (5,299,526)     (13,455,261)
  Net realized gain (loss) on
    foreign currency transactions            (163,609)       (1,486,840)           2,816
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments (net of foreign
      taxes of $10,956, $265,851
      and $0, respectively)                 3,003,756        64,672,279       (2,153,906)
    Foreign currency                          (86,726)           81,198         (307,893)
                                       --------------    --------------   --------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS           (31,389,886)       57,967,111      (15,914,244)
                                       --------------    --------------   --------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS               $  (30,440,612)   $   60,204,187   $  (16,519,087)
                                       ==============    ==============   ==============

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                              MCBT OPPORTUNISTIC EAFE FUND       MCBT GLOBAL EMERGING MARKETS FUND
                          ------------------------------------  ------------------------------------
                                YEAR               YEAR               YEAR               YEAR
                                ENDED              ENDED              ENDED              ENDED
                           APRIL 30, 2002     APRIL 30, 2001     APRIL 30, 2002     APRIL 30, 2001
                          -----------------  -----------------  -----------------  -----------------
NET ASSETS, beginning of
  year                    $    201,920,742   $    261,771,264   $    115,974,462   $    166,388,245
                          ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                         949,274            748,236          2,237,076          1,197,585
  Net realized loss on
    investments and
    foreign currency
    transactions               (34,306,916)        (1,117,862)        (6,786,366)       (37,497,875)
  Net change in
    unrealized
    appreciation/
    (depreciation) on
    investments and
    foreign currency             2,917,030        (57,159,498)        64,753,477        (14,113,493)
                          ----------------   ----------------   ----------------   ----------------
  Net increase
    (decrease) in net
    assets from
    operations                 (30,440,612)       (57,529,124)        60,204,187        (50,413,783)
                          ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:+
  Net investment income           (136,847)          (910,736)                 -         (1,700,495)
  Net realized gains                     -        (13,310,368)                 -        (16,081,964)
  Tax return of capital                  -           (220,428)                 -                  -
                          ----------------   ----------------   ----------------   ----------------
  Total distributions             (136,847)       (14,441,532)                 -        (17,782,459)
                          ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares              8,464,817         12,314,741        131,677,469                  -
  Shares issued in
    conjunction with
    merger (Note G)                      -                  -        161,908,411                  -
  Reinvestment of
    distributions to
    shareholders                   128,345         13,057,576                  -         17,782,459
  Cost of shares
    repurchased                (61,350,303)       (13,260,191)        (1,081,700)                 -
  Paid-in capital from
    subscription and
    redemption fees                      -              8,008                  -                  -
                          ----------------   ----------------   ----------------   ----------------
  Total increase
    (decrease) in net
    assets from capital
    share transactions         (52,757,141)        12,120,134        292,504,180         17,782,459
                          ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE)
  IN NET ASSETS                (83,334,600)       (59,850,522)       352,708,367        (50,413,783)
                          ----------------   ----------------   ----------------   ----------------
NET ASSETS, end of year   $    118,586,142   $    201,920,742   $    468,682,829   $    115,974,462
                          ================   ================   ================   ================
Undistributed/(Overdistributed)
  net investment income   $      1,550,527   $        (34,754)  $      2,115,028   $     (1,584,870)
                          ----------------   ----------------   ----------------   ----------------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                      903,980            892,232         21,855,606                  -
  Shares issued in
    conjunction with
    merger (Note G)                      -                  -         28,758,155                  -
  Shares issued in
    reinvestment of
    distributions to
    shareholders                    13,756          1,072,051                  -          2,973,656
  Less shares purchased         (6,497,012)          (978,009)          (185,000)                 -
                          ----------------   ----------------   ----------------   ----------------
  Net share transactions        (5,579,276)           986,274         50,428,761          2,973,656
                          ================   ================   ================   ================

                            MCBT JAPAN SMALL COMPANIES FUND
                          ------------------------------------
                                YEAR               YEAR
                                ENDED              ENDED
                           APRIL 30, 2002     APRIL 30, 2001
                          -----------------  -----------------
NET ASSETS, beginning of
  year                    $    129,920,151   $    149,821,497
                          ----------------   ----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                        (604,843)          (558,970)
  Net realized loss on
    investments and
    foreign currency
    transactions               (13,452,445)        (1,107,302)
  Net change in
    unrealized
    appreciation/
    (depreciation) on
    investments and
    foreign currency            (2,461,799)       (41,343,081)
                          ----------------   ----------------
  Net increase
    (decrease) in net
    assets from
    operations                 (16,519,087)       (43,009,353)
                          ----------------   ----------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:+
  Net investment income           (345,957)                 -
  Net realized gains            (1,267,623)       (20,335,398)
  Tax return of capital                  -                  -
                          ----------------   ----------------
  Total distributions           (1,613,580)       (20,335,398)
                          ----------------   ----------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares              5,406,798         37,741,722
  Shares issued in
    conjunction with
    merger (Note G)                      -                  -
  Reinvestment of
    distributions to
    shareholders                 1,593,715         20,335,398
  Cost of shares
    repurchased                (44,680,726)       (14,633,715)
  Paid-in capital from
    subscription and
    redemption fees                      -                  -
                          ----------------   ----------------
  Total increase
    (decrease) in net
    assets from capital
    share transactions         (37,680,213)        43,443,405
                          ----------------   ----------------
NET INCREASE (DECREASE)
  IN NET ASSETS                (55,812,880)       (19,901,346)
                          ----------------   ----------------
NET ASSETS, end of year   $     74,107,271   $    129,920,151
                          ================   ================
Undistributed/(Overdistr
  net investment income   $       (376,630)  $     (1,940,681)
                          ----------------   ----------------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                      679,176          2,827,309
  Shares issued in
    conjunction with
    merger (Note G)                      -                  -
  Shares issued in
    reinvestment of
    distributions to
    shareholders                   218,917          2,200,800
  Less shares purchased         (5,584,961)        (1,228,409)
                          ----------------   ----------------
  Net share transactions        (4,686,868)         3,799,700
                          ================   ================

+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                YEAR            YEAR            YEAR            YEAR            YEAR
                               ENDED           ENDED           ENDED           ENDED           ENDED
                           APRIL 30, 2002  APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998
                           --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year        $       11.180  $       15.320  $       13.490  $       13.310  $       11.320
                           --------------  --------------  --------------  --------------  --------------
Net investment income               0.136           0.047           0.101           0.192           0.095
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                     (1.806)         (3.336)          2.889           0.786           2.462
                           --------------  --------------  --------------  --------------  --------------
Total from investment
  operations                       (1.670)         (3.289)          2.990           0.978           2.557
                           --------------  --------------  --------------  --------------  --------------
Less distributions:+
  Net investment income            (0.010)         (0.054)         (0.226)         (0.106)         (0.153)
  Net realized gains                0.000          (0.784)         (0.952)         (0.728)         (0.422)
  Tax return of capital             0.000          (0.013)          0.000           0.000           0.000
                           --------------  --------------  --------------  --------------  --------------
Total distributions                (0.010)         (0.851)         (1.178)         (0.834)         (0.575)
                           --------------  --------------  --------------  --------------  --------------
Paid-in capital from
  subscription and
  redemption fees                   0.000           0.000*          0.018           0.036           0.008
                           --------------  --------------  --------------  --------------  --------------
Net asset value, end of
  year                     $        9.500  $       11.180  $       15.320  $       13.490  $       13.310
                           ==============  ==============  ==============  ==============  ==============
TOTAL INVESTMENT RETURN
  (1)                            (14.94)%        (21.93)%          21.66%           7.92%          23.33%
                           ==============  ==============  ==============  ==============  ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year    $  118,586,142  $  201,920,742  $  261,771,264  $  213,865,065  $  159,362,284
Operating expenses to
  average net assets                1.00%           0.91%           0.92%           0.96%           0.96%
Net investment income to
  average net assets                0.63%           0.32%           0.89%           0.85%           1.08%
Portfolio turnover rate               75%             66%             71%             82%             63%
---------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.
*    Amount rounds to less than $0.001.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                YEAR              YEAR                YEAR              YEAR             YEAR
                               ENDED             ENDED               ENDED              ENDED            ENDED
                           APRIL 30, 2002  APRIL 30, 2001 (2)  APRIL 30, 2000 (2)  APRIL 30, 1999   APRIL 30, 1998
                           --------------  ------------------  ------------------  ---------------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year        $        5.850    $        9.880      $        8.010    $        8.990   $       10.020
                           --------------    --------------      --------------    --------------   --------------
Net investment income               0.110             0.067               0.030             0.081            0.004
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      0.710            (3.041)              1.964            (1.016)          (0.883)
                           --------------    --------------      --------------    --------------   --------------
Total from investment
  operations                        0.820            (2.974)              1.994            (0.935)          (0.879)
                           --------------    --------------      --------------    --------------   --------------
Less distributions:+
  Net investment income             0.000            (0.101)              0.000            (0.045)          (0.139)
  Net realized gains                0.000            (0.955)             (0.124)            0.000           (0.058)
                           --------------    --------------      --------------    --------------   --------------
Total distributions                 0.000            (1.056)             (0.124)           (0.045)          (0.197)
                           --------------    --------------      --------------    --------------   --------------
Paid-in capital from
  subscription and
  redemption fees                   0.000             0.000               0.000             0.000*           0.046
                           --------------    --------------      --------------    --------------   --------------
Net asset value, end of
  year                     $        6.670    $        5.850      $        9.880    $        8.010   $        8.990
                           ==============    ==============      ==============    ==============   ==============
TOTAL INVESTMENT RETURN
  (1)                              14.02%          (30.34)%              25.00%          (10.26)%          (8.21)%
                           ==============    ==============      ==============    ==============   ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year    $  468,682,829    $  115,974,462      $  166,388,245    $  131,628,560   $   99,831,879
Operating expenses to
  average net assets                1.08%             1.05%               1.07%             1.12%            1.14%
Net investment income to
  average net assets                1.03%             0.86%               0.32%             1.16%            0.98%
Portfolio turnover rate              149%              195%                146%              140%              89%
-------------------------------------------------------------------------------------------------------------------

*    Amount rounds to less than $0.001.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2) The per share amounts were computed using an average number of shares outstanding during the year.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                  YEAR              YEAR             YEAR             YEAR             YEAR
                                 ENDED              ENDED            ENDED            ENDED            ENDED
                           APRIL 30, 2002 (1)  APRIL 30, 2001   APRIL 30, 2000   APRIL 30, 1999   APRIL 30, 1998
                           ------------------  ---------------  ---------------  ---------------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of year          $        9.260    $       14.650   $        9.290   $        6.460   $        7.720
                             --------------    --------------   --------------   --------------   --------------
Net investment income
  (loss)                             (0.052)           (0.016)          (0.095)           0.102           (0.005)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                       (1.123)           (3.645)           5.544            2.727           (1.189)
                             --------------    --------------   --------------   --------------   --------------
Total from investment
  operations                         (1.175)           (3.661)           5.449            2.829           (1.194)
                             --------------    --------------   --------------   --------------   --------------
Less distributions:+
  Net investment income              (0.031)            0.000            0.000            0.000           (0.069)
  Net realized gains                 (0.114)           (1.729)          (0.089)           0.000            0.000
  Tax return of capital               0.000             0.000            0.000            0.000           (0.029)
                             --------------    --------------   --------------   --------------   --------------
Total distributions                  (0.145)           (1.729)          (0.089)           0.000           (0.098)
                             --------------    --------------   --------------   --------------   --------------
Paid-in capital from
  subscription and
  redemption fees                     0.000             0.000            0.000            0.001            0.032
                             --------------    --------------   --------------   --------------   --------------
Net asset value, end of
  year                       $        7.940    $        9.260   $       14.650   $        9.290   $        6.460
                             ==============    ==============   ==============   ==============   ==============
TOTAL INVESTMENT RETURN
  (2)                              (12.54)%          (24.96)%           58.55%           43.80%         (15.01)%
                             ==============    ==============   ==============   ==============   ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year      $   74,107,271    $  129,920,151   $  149,821,497   $   81,800,071   $   57,506,372
Operating expenses to
  average net assets                  1.31%             1.23%            1.21%            1.31%            1.29%
Net investment income
  (loss) to average net
  assets                            (0.62)%           (0.39)%          (0.57)%          (0.34)%          (0.30)%
Portfolio turnover rate                 82%               55%              37%              27%              26%
-----------------------------------------------------------------------------------------------------------------

(1) The per share amounts were computed using an average number of shares outstanding during the year.
(2) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
+ Certain prior year amounts have been reclassified to conform to the current year presentation.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") and MCBT Japan Small Companies Fund (the "Japan Small Companies Fund"), (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 18, 2001, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Pan European Mid Cap Fund, respectively, neither of which has commenced operations as of April 30, 2002. The Opportunistic EAFE Fund, the Global Emerging Markets Fund and the Japan Small Companies Fund commenced investment operations on July 1, 1994, February 14, 1997 and August 15, 1994, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Investments in other investment companies are valued at the net asset value per share as determined by that fund. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Funds, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the trade date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2002, the following Funds had open forward foreign currency exchange contracts:

                                           LOCAL       AGGREGATE                  UNREALIZED
                            DELIVERY     CURRENCY        FACE         TOTAL     APPRECIATION/
                              DATE        AMOUNT        AMOUNT        VALUE     (DEPRECIATION)
                           ----------  -------------  -----------  -----------  --------------
OPPORTUNISTIC EAFE FUND:
  Japanese Yen (buy)       05/31/2002    906,770,800  $ 7,069,142  $ 7,059,054    $ (10,088)
  Japanese Yen (sell)      05/31/2002    906,770,800  $ 6,772,000  $ 7,059,054     (287,054)
                                                                                  ---------
                                                                                  $(297,142)
                                                                                  =========
JAPAN SMALL COMPANIES
  FUND:
  Japanese Yen (buy)       05/31/2002  1,838,179,200  $14,330,357  $14,332,949    $   2,592
  Japanese Yen (sell)      05/31/2002  1,838,179,200  $13,728,000  $14,332,949     (604,949)
                                                                                  ---------
                                                                                  $(602,357)
                                                                                  =========

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and amortized on a straight line basis over a five year period starting on each Fund's commencement of operations. For all Funds, these costs have been fully amortized as of April 30, 2002.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and capital loss carryforwards. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Undistributed net investment income at April 30, 2002 on a tax basis and the tax character of distributions for the year then ended were as follows:

                                       TAX BASIS
                                     UNDISTRIBUTED
                                     NET INVESTMENT  DISTRIBUTIONS FROM  DISTRIBUTIONS FROM
                                         INCOME       ORDINARY INCOME      LONG TERM GAIN
                                     --------------  ------------------  ------------------
Opportunistic EAFE Fund                $1,741,721        $  136,847             $ --
Global Emerging Markets Fund            4,960,670                --               --
Japan Small Companies Fund                     --         1,613,580               --

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. Effective through September 30, 1998, there was a purchase premium for cash investments into the Global Emerging Markets Fund and the Japan Small Companies Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the respective Fund and were recorded as paid-in capital by that Fund. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

As of April 30, 2002, the following Funds have realized capital loss carryforwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent allowed by U.S. tax regulations:

                                              EXPIRING           EXPIRING
FUND                                       APRIL 30, 2009     APRIL 30, 2010
----                                      -----------------  -----------------
Opportunistic EAFE Fund                      $        --        $29,654,022
Global Emerging Markets Fund                  13,673,199         28,339,538
Japan Small Companies Fund                            --         14,922,935

As of April 30, 2002, the Funds elected for federal income tax purposes to defer the following current year post October 31 capital losses as though the losses were incurred on the first day of the next fiscal year:

                                                                POST OCTOBER
            FUND                                                CAPITAL LOSS
            ----                                                ------------
            Opportunistic EAFE Fund                             $12,046,224
            Global Emerging Markets Fund                          2,616,273
            Japan Small Companies Fund                            8,752,722

NOTE C - AGREEMENTS AND FEES
The Trust has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited. Under the Management Contract, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

            FUND                                                MANAGEMENT FEE
            ----                                                --------------
            Opportunistic EAFE Fund                                    0.70%
            Global Emerging Markets Fund                               0.80%
            Japan Small Companies Fund                                 1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee).

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments, each Fund's purchases and sales of investments for the year ended April 30, 2002 were as follows:

FUND                                      COST OF PURCHASES  PROCEEDS FROM SALES
----                                      -----------------  -------------------
Opportunistic EAFE Fund                     $109,642,328        $162,641,484
Global Emerging Markets Fund                 425,305,925         327,510,648
Japan Small Companies Fund                    76,986,512         112,949,834

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2002 were as follows:

                                                                          NET UNREALIZED
                                 IDENTIFIED        GROSS UNREALIZED       APPRECIATION/
FUND                                COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
----                            ------------  ------------  ------------  --------------
Opportunistic EAFE Fund         $114,073,978  $ 9,993,617   $ 7,359,065    $ 2,634,552
Global Emerging Markets Fund     399,878,285   70,828,982     9,149,297     61,679,685
Japan Small Companies Fund        83,648,497    4,349,530    11,287,103     (6,937,573)

The net unrealized appreciation on foreign currency at April 30, 2002 on a federal income tax basis was $3,568, $9,671 and $13,928 for Opportunistic EAFE Fund, Global Emerging Markets Fund and Japan Small Companies Fund, respectively.

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 10% of the outstanding shares of a Fund as of April 30, 2002 and the total percentage of shares of the Fund held by such shareholders:

                                          10% OR GREATER SHAREHOLDERS
                                          ---------------------------
FUND                                        NUMBER      % OF SHARES
----                                      ----------  ---------------
Opportunistic EAFE Fund                         4            59.72
Global Emerging Markets Fund                    2            64.40
Japan Small Companies Fund                      2            51.92

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and the U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - REORGANIZATION
On December 14, 2001, the Global Emerging Markets Fund acquired all the net assets of the MCBT Asia Pacific ex Japan Fund and MCBT EMEA Fund pursuant to a plan of reorganization approved by the Funds' Trustees on November 26, 2001. The acquisition was accomplished by a taxable exchange of 21,077,745 shares of Global Emerging Markets Fund valued at $118,667,705 for the 57,886,685 shares of MCBT Asia Pacific ex Japan Fund outstanding on December 14, 2001, and 7,680,410 shares of Global Emerging Markets Fund valued at $43,240,706 for the 8,097,511 shares of MCBT EMEA Fund outstanding on December 14, 2001. The aggregate net assets of the Global Emerging Markets Fund immediately after the acquisition were $321,489,469.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the Martin Currie Business Trust and Shareholders of the Opportunistic EAFE Fund,
Global Emerging Markets Fund and
Japan Small Companies Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund and Japan Small Companies Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2002

                              TRUSTEES AND OFFICERS

    Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Trust's Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-800-698-9016.

INTERESTED TRUSTEE

    The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

                                                NUMBER OF
                                              PORTFOLIOS IN
                                                  FUND
                   POSITION(S)                   COMPLEX
                    HELD WITH     POSITION     OVERSEEN BY                                                            OTHER
NAME AND AGE          FUND       HELD SINCE      TRUSTEE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)   DIRECTORSHIPS (2)
------------       -----------   ----------   -------------  -------------------------------------------------  ------------------
Timothy J.D. Hall  Trustee and   2000         3              Director of Martin Currie Management Ltd.          None
40                 President                                 (investment adviser), Martin Currie Services,
                                                             Ltd. (investment adviser) and Martin Currie
                                                             Global Investors Ltd. (investment adviser);
                                                             Director and Vice President of Martin
                                                             Currie, Inc. (investment adviser); Head of
                                                             Client Services for the group of companies owned
                                                             by Martin Currie Ltd. (the "Martin Currie Group")
                                                             (investment adviser).

NON-INTERESTED TRUSTEES

    Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                                                NUMBER OF
                                              PORTFOLIOS IN
                                                  FUND
                   POSITION(S)                   COMPLEX
                    HELD WITH     POSITION     OVERSEEN BY                                                       OTHER
NAME AND AGE          FUND       HELD SINCE      TRUSTEE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS  DIRECTORSHIPS (2)
------------       -----------   ----------   -------------  --------------------------------------------  ------------------
Simon D. Eccles    Trustee       1994         3              Chairman of BFS Absolute Trust PLC            None
67                                                           (investment trust); Director of Tenten
                                                             Digital Ltd. (digital communication).
                                                             Formerly: Chairman and Manager, Venturi
                                                             Investment Trust (investment trust).
Patrick R.         Trustee       1994         3              Self-employed investment manager; Director    None
Wilmerding                                                   of The Providence Journal (newspaper).
59                                                           Formerly: Director of Lenox Capital (private
                                                             equity firm); Division Executive of The
                                                             First National Bank of Boston (bank); and
                                                             Director, Rathborne Land Company (real
                                                             estate development company).

OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)

                   POSITION(S)
                    HELD WITH     POSITION
NAME AND AGE          FUND       HELD SINCE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)
------------       -----------   ----------  -------------------------------------------------
Colin Winchester   Vice          1997        Director of Finance and Administration of Martin
54                 President                 Currie Ltd., (investment adviser); Martin Currie
                   and                       Investment Management Ltd., Martin Currie
                   Treasurer                 Services Ltd., Martin Currie Trustees Ltd.,
                                             Martin Currie (Bermuda) Ltd. (investment
                                             management), and Martin Currie Management Ltd.;
                                             Director of Moorgate Investment Management Ltd.
                                             (investment management). Formerly: Director of
                                             Craigengillian Estates (No. 2) Company Ltd.
                                             (private investment company), Little Hoblyn
                                             Holdings Ltd. (private investment company), and
                                             Tippet Hill Investment Company Ltd. (private
                                             investment company).
J. Grant Wilson    Vice          1994        Director of Martin Currie Investment Management
39                 President                 Ltd. and Martin Currie Global Funds (investment
                                             company); Sector Manager of Global Financials
                                             Research for the Martin Currie Group.
Julian M.C.        Clerk         1994        General Counsel, Martin Currie Ltd., Director of
Livingston                                   Martin Currie Services Ltd., Martin Currie
41                                           Private Clients Ltd., Martin Currie (Bermuda)
                                             Ltd., Martin Currie Absolute Return Funds Ltd.,
                                             China Heartland Fund (Mauritius) Ltd., China
                                             Heartland Fund Ltd., Indian Opportunities Fund
                                             (Mauritius) Ltd., Indian Opportunities Fund Ltd.,
                                             the Egypt Fund Ltd., and Saltire Private Fund
                                             Managers Ltd. Formerly: Director of Near East
                                             Opportunities Fund Ltd., Taiwan American Fund
                                             Ltd., and Taiwan Opportunities Fund Ltd.

------------------------

(1) Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.
(2) Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)
During the year ended April 30, 2002, the Funds received income from foreign sources and paid taxes to foreign countries as follows:

                                          FOREIGN SOURCE  FOREIGN TAXES
FUND                                          INCOME          PAID
----                                      --------------  -------------
Opportunistic EAFE Fund.................    $2,695,693      $292,692
Global Emerging Markets Fund............     5,076,922       731,365
Japan Small Companies Fund..............       769,576       114,320

                          MARTIN CURRIE BUSINESS TRUST

                                 --------------

                             TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                        J. Grant Wilson, VICE PRESIDENT
                         Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              -------------------

                               INVESTMENT MANAGER

                              Martin Currie, Inc.
                                 Saltire Court
                               20 Castle Terrace
                               Edinburgh EH1 2ES
                                    Scotland
                              011-44-131-229-5252

                                Regulated by FSA
                   Registered Investment Adviser with the SEC

                              -------------------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Trust and its current offering of shares.